UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 2, 2005

USA Capital First Trust Deed Fund, LLC

(Exact name of registrant as specified in its charter)

Nevada	333-120102	88-0491003
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4484 South Pecos Road, Las Vegas, Nevada		89121
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (702) 734-2400

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 8 – OTHER EVENTS

Item 8.01	Other Events.

Effective September 2, 2005, USA Capital First Trust Deed Fund, LLC (the “Company”) has voluntarily suspended sales of the Company’s membership units. So long as sales of additional membership units are suspended, all distributions to members will be made in cash in accordance with the Company’s operating agreement, and members will not be permitted to reinvest their distributions for the purchase of additional membership units.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired.

Not applicable.

(b)	Pro forma financial information.

Not applicable.

(c)	Exhibits.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA CAPITAL FIRST TRUST DEED FUND, LLC
(Registrant)

Date: September 8, 2005	By:	USA CAPITAL REALTY ADVISORS, LLC
	Its:	Manager

		By:	/s/ Joseph D. Milanowski
Joseph D. Milanowski
		Its:	Manager